PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2016

June 30, 2016

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$18.30
52-Week Range:	$15.51 - $19.19
Shares Outstanding:	7,975,250 shares
Market Capitalization:	$145.9 million
P/E (ttm):	20.33x
Diluted EPS (ttm):	$0.90
Annual Dividend & Yield:	$0.48 (2.62%)
As of June 30, 2016	

Franchise Overview

Northern California:
- Pleasanton
- Elk Grove, Livermore and Roseville



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Victorville
- Westlake Village

Financial Performance

Developments

- Net Income increases 12%
- Diluted Earnings per Share increases 21%
- Non-Interest Income increases 26% (sequential quarter)
- Net Interest Income increases 11% (sequential quarter)
- Net Interest Margin expands 30 basis points (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.4
$8.9
$8.1
$7.6
$7.9
$8.8
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.5
$1.7
$1.5
$1.6
$1.3
$1.2
$9.8
$8.8
$8.9
$6.0
$7.1
$9.4
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$15.2
$15.2
$14.4
$13.9
$14.5
$15.1
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.5
$4.2
$4.2
$1.3
$1.9
$4.2
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Pre-Tax Income – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$2.9
$2.0
$2.0
$0.5
$2.1
$1.7
$2.3
$2.2
$2.2
$2.0
$2.7
$(0.5)
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.6
$2.5
$2.4
$1.0
$1.5
$2.8
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Diluted Earnings Per Share



$0.40
$0.30
$0.20
$0.10
$0.00
$0.29
$0.28
$0.28
$0.11
$0.18
$0.34
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.05%
3.09%
2.82%
2.68%
2.80%
3.10%
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
77.20%
78.25%
77.56%
91.26%
88.67%
78.24%
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.92%
0.84%
0.83%
0.34%
0.51%
0.96%
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
7.22%
7.02%
6.96%
2.83%
4.36%
8.32%
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Community Banking

Developments

- Loans Held for Investment increase 3% since June 30, 2015
- Preferred loans increase by 15% since June 30, 2015
- Core Deposits increase by $39.1 million, or 7%, since June 30, 2015
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix


$1,000
$800
$600
$400
$200
$0
(In Millions)
$16
$15
$14
$24
$33
$52
$820
$814
$806
$814
$806
$840
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
Loans Held for Investment
Investment Securities

Loan Portfolio Mix


$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
55%
55%
56%
58%
58%
61%
$450
$375
$453
$366
$454
$357
$475
$344
$474
$336
$519
$324
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases


(In Millions)
$80
$60
$40
$20
$0
$37
$20
$30
$45
$35
$70
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/16	Interest Rate	Balance as of 06/30/15	Interest Rate
Single-Family	$ 324,497	3.66%	$ 365,961	3.28%
Multi-Family	415,627	4.18%	347,020	4.48%
Commercial Real Estate	99,528	4.77%	100,897	5.27%
Construction	14,653	5.45%	8,191	5.24%
Other	332	5.66%	-	-
Commercial Business	636	6.50%	666	6.53%
Consumer	203	10.89%	244	9.94%
Total Loans Held for Investment	$ 855,476	4.08%	$ 822,979	4.06%
Undisbursed Loan Funds	(11,258)		(3,360)	
Advance payments of escrows	56		199	
Deferred Loan Costs, net	4,418		3,140	
Allowance for Loan Losses	(8,670)		(8,724)	
Total Loans Held for Investment, net	$ 840,022		$ 814,234	

Loan Composition as of 06/30/16



Construction 2%
Other 0%
Commercial Business 0%
Consumer 0%
Commercial Real Estate 12%
Single-Family 38%
Multi-Family 48%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$131
$91
$91
$91
$91
$91
$355
$346
$336
$322
$317
$309
$563
$578
$589
$596
$610
$618
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2016	Rate	At 06/30/2015	Rate
Checking Accounts - Non Interest-Bearing	$ 71,158	- %	$ 67,538	- %
Checking Accounts - Interest-Bearing	237,979	0.11%	224,090	0.15%
Savings Accounts	275,310	0.21%	255,090	0.26%
Money Market Accounts	33,082	0.27%	31,672	0.31%
Time Deposits	308,855	1.01%	345,696	1.02%
Total Deposits	$ 926,384	0.44%	$ 924,086	0.50%
Brokered Deposits included above	$ 1,567	3.88%	$ 3,039	3.76%

Deposit Composition at 06/30/16



8%
26%
30%
3%
33%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2016	Rate	At 06/30/2015	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	-	-	-	-
Over One to Two Years	10,036	3.02%	-	-
Over Two to Three Years	10,000	1.53%	10,059	3.03%
Over Three to Four Years	-	-	10,000	1.53%
Over Four to Five Years	20,000	3.85%	-	-
Over Five Years	51,263	2.55%	71,308	2.92%
Total Borrowings	$ 91,299	2.78%	$ 91,367	2.78%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio decreases 28 basis points to 1.11% since June 30, 2015
- REO activity remains limited
- Allowance for Loan Losses increases to $8.7 million at June 30, 2016 from $8.2 million at March 31, 2016
- Early-Stage Delinquencies very low at $1.6 million

NPA, NPA to Total Assets and ALLL to LHI Ratios



$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.00%
1.50%
1.00%
0.50%
0.00%

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16
Non-Performing Assets	$13,711	$16,344	$18,438	$17,100	$15,426	$13,015
NPA to Total Assets	1.13%	1.39%	1.57%	1.47%	1.31%	1.11%
ALLL to LHI	1.05%	1.06%	1.11%	1.07%	1.01%	1.02%

Recovery from Allowance for Loan Losses



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(111)
$(104)
$(38)
$(362)
$(694)
$(621)
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Non-Performing Asset Composition 06/30/16



21%
1%
0%
0%
0%
5%
73%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,712
$8,724
$9,034
$8,768
$8,200
$8,670
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16

ALLL Allocation as of 06/30/16



0%
0%
1%
0%
10%
32%
57%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At June 30, 2016				At June 30, 2015			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	4	$ 1,644	35	$10,258	3	$1,335	34	$ 10,542
Multi-Family	-	-	2	850	-	-	4	2,246
Commercial Real Estate	-	-	-	-	-	-	5	1,699
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	96	-	-	1	109
Consumer Loans	1	-	1	-	1	-	-	-
Total	5	$ 1,644	39	$11,204	4	$1,335	44	$ 14,596

Net Charge-Offs (Recoveries)



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(130)
$(116)
$(348)
$(96)
$(126)
$(1,091)
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California [1] Balance	Southern California [1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$100,148	31%	$167,574	51%	$55,277	17%	$1,498	1%	$324,497	100%
Multi-Family	77,075	18%	245,301	59%	90,409	22%	2,842	1%	$415,627	100%
Commercial Real Estate	34,162	34%	40,066	40%	25,300	26%	-	0%	$99,528	100%
Construction	1,457	10%	10,514	72%	2,682	18%	-	0%	$14,653	100%
Other	260	78%	72	22%	-	0%	-	0%	$332	100%
Total	$213,102	25%	$463,527	54%	$173,668	20%	$4,340	1%	$854,637	100%

[1] Other than Inland Empire.

Geographic Location 06/30/16



1%
25%
20%
54%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL
Loan Balance (In Thousands)	$241,651	$865	$120	$1,013	$4,305	$3,799	$18,492	$22,469	$21,461	$314,175
Weighted Avg. LTV (1)	65%	50%	68%	63%	56%	47%	66%	70%	74%	66%
Weighted Avg. Age (in Years)	10.52	6.90	5.65	4.92	3.91	3.02	1.89	1.01	0.24	8.42
Weighted Avg. FICO (2)	731	750	700	712	743	750	746	744	749	734
Number of Loans	741	3	1	4	21	26	36	33	34	899
Geographic Breakdown (%)										
Inland Empire	31%	100%	100%	58%	19%	41%	37%	24%	28%	31%
Southern California (3)	55%	0%	0%	42%	37%	24%	37%	49%	47%	52%
Other California	13%	0%	0%	0%	44%	35%	26%	27%	25%	16%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL
Loan Balance (In Thousands)	$36,677	-	-	$13,125	$25,030	$77,540	$89,264	$96,502	$77,489	$415,627
Weighted Avg. LTV (1)	44%	-	-	55%	54%	58%	56%	54%	53%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.54x	-	-	1.55x	1.75x	1.70x	1.66x	1.61x	1.63x	1.64x
Weighted Avg. Age (in Years)	10.75	-	-	4.80	3.84	2.91	1.97	0.97	0.14	2.55
Weighted Avg. FICO (2)	692	-	-	737	724	758	765	758	756	749
Number of Loans	73	-	-	14	29	108	107	135	85	551
Geographic Breakdown (%)										
Inland Empire	23%	-	-	44%	16%	32%	12%	17%	9%	18%
Southern California (3)	53%	-	-	48%	51%	46%	56%	65%	76%	59%
Other California	16%	-	-	8%	33%	22%	32%	18%	15%	22%
Other States	8%	-	-	0%	0%	0%	0%	0%	0%	1%
	100%	-	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL (4)(5)
Loan Balance (In Thousands)	$ 7,270	-	$ 352	$ 743	$ 13,894	$ 17,596	$ 24,024	$ 21,747	$ 13,902	$99,528
Weighted Avg. LTV (1)	41%	-	55%	59%	49%	47%	46%	44%	55%	47%
Weighted Avg. Debt Coverage Ratio (2)	1.60x	-	1.28x	1.47	1.88x	1.79x	1.93x	1.78x	1.56x	1.78x
Weighted Avg. Age (in Years)	10.57	-	6.10	4.52	3.74	2.90	1.92	0.97	0.20	2.57
Weighted Avg. FICO (2)	707	-	704	770	754	758	756	751	761	754
Number of Loans	14	-	2	1	12	22	29	27	16	123
Geographic Breakdown (%)										
Inland Empire	50%	-	50%	0%	70%	33%	36%	25%	6%	34%
Southern California (3)	27%	-	50%	100%	30%	36%	46%	33%	59%	40%
Other California	23%	-	0%	0%	0%	31%	18%	42%	35%	26%
Other States	0%	-	0%	0%	0%	0%	0%	0%	0%	0%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $36.9 million in Mixed Use; $14.7 million in Retail; $13.4 million in Office; $11.5 million in Mobile Home Park; $5.2 million in Medical/Dental Office; $5.1 million in Warehouse; $4.3 million in Mini-Storage; $3.3 million in Restaurant/Fast Food; $1.8 million in Light Industrial/Manufacturing; $1.7 million in Hotel and Motel; and $1.6 million in Automotive – Non-Gasoline.
(5) Consisting of $89.8 million or 90.2% in investment properties and $9.7 million or 9.8% in owner occupied properties.

Mortgage Banking

Developments

- Loan Origination Volume increases 40% to $568.9 million (sequential quarter)
- Gain on Sale of Loans increases 32% to $9.4 million (sequential quarter)
- Gross Locked Pipeline increases 28% to $290.8 million (sequential quarter)
- Loan Sale Margin increases four basis points to 161 basis points (sequential quarter)

PBM Loan Originations


(In Millions)
$1,000
$800
$600
$400
$200
$0
$8
$6
$6
$8
$12
$12
$681
$721
$540
$473
$393
$557
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Saleable
Portfolio

PBM Locked Pipeline


$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%
31%
27%
30%
29%
31%
37%

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16
Gross Locked Pipeline	$325,982	$190,939	$198,694	$139,214	$226,371	$290,792
Net Locked Pipeline (1)	$225,182	$139,665	$138,849	$98,763	$155,615	$181,780
Fall-Out Ratio	31%	27%	30%	29%	31%	37%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q3FY15	Q4FY15	Q1FY16	Q2FY16	Q3FY16	Q4FY16
Refinance	68%	54%	43%	47%	48%	48%
Purchase	32%	46%	57%	53%	52%	52%

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,754
$8,762
$8,923
$6,044
$7,145
$9,408
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.25% 1.25%
1.39% 1.39%
1.65% 1.65%
1.40% 1.40%
1.57% 1.61%
1.61% 1.61%
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision


(In Thousands)
$200
$150
$100
$50
$0
-$50
-$100
$42
$72
$3
$30
$119
$3
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16

Recourse Reserve


(In Thousands)
$1,000
$750
$500
$250
$0
$731
$768
$768
$768
$887
$453
03/31/15
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.62% cash dividend yield (approximately)
- Repurchased approximately 230,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
278,220
187,566
215,929
90,955
205,750
229,633
Q3FY2015
Q4FY2015
Q1FY2016
Q2FY2016
Q3FY2016
Q4FY2016

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16
Tier 1 Leverage Ratio	10.79%	10.68%	9.69%	9.85%	10.06%	10.31%
CET1 Ratio	15.81%	17.22%	16.33%	16.18%	16.63%	16.20%
Tier 1 Risk-Based Capital Ratio	15.81%	17.22%	16.33%	16.18%	16.63%	16.20%
Total Risk-Based Capital Ratio	17.04%	18.47%	17.58%	17.43%	17.82%	17.39%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16
Price/TBV	0.92x	0.94x	0.96x	1.02x	1.02x	1.14x	1.03x	1.09x